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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                          __________________________


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:  May 18, 1999


                           CREATIVE COMPUTERS, INC.
                           ------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                                   --------
                        (State or Other Jurisdiction of
                         Incorporation or Organization)


          0-25790                                95-4518700
          -------                                ----------
  (Commission File Number)                    (I.R.S. Employer
                                             Identification No.)


                            2555 West 190th Street
                          Torrance, California  90504
                          ---------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                (310) 354-5600
                                --------------
                        (Registrant's telephone number,
                             including area code)

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Item 5.  Other Events.

     The information set forth in the Registrant's news release dated May 18, 1999 is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

         99.1   Text of Press Release dated May 18, 1999.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CREATIVE COMPUTERS, INC.


Date:  May 18, 1999                 By:   /s/ Ted Sanders
                                              ----------------------------
                                              Ted Sanders
                                              Chief Financial Officer
                                              (Principal Financial Officer)
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                               Index to Exhibits


Exhibit                                  Description
-------                                  -----------

99.1        Text of Press Release dated May 18, 1999